                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(c)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     Horizon Financial Services Corporation
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
 -----------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other that Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 6-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       ----------------------------------------------------------------------

    5) Total fee paid:   $
                          -----------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    ___________________________________________________________________________
    1) Amount previously paid:

    ___________________________________________________________________________
    2) Form Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

            [ON HORIZON FINANCIAL SERVICES CORPORATION LETTERHEAD]




                                                              September 27, 1996



Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Horizon Financial Services Corporation (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company (the "Meeting"). The meeting will be held at 3:00 p.m. local time, on October 24, 1996 at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement discuss the business to be conducted at the Meeting. We have also enclosed a copy of Horizon Financial Services Corporation's fiscal 1996 Annual Report to Stockholders. At the Meeting we will report on the Company's operation and outlook for the year ahead.

We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

Your Board of Directors and management are committed to the continued success of Horizon Financial Services Corporation and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Very truly yours,

/s/  Robert W. DeCook
- -----------------------------
Robert W. DeCook
Chairman of the Board,
President and Chief Executive Officer

                     HORIZON FINANCIAL SERVICES CORPORATION
                              301 First Avenue East
                              Oskaloosa, Iowa 52577
                                 (515) 673-8328

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 24, 1996


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Horizon Financial Services Corporation (the "Company") will be held at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa, at 3:00 p.m. local time, on October 24, 1996.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.  The election of one director of the Company;

         2. The ratification of the appointment of KPMG Peat Marwick LLP as auditors for the Company for the fiscal year ending June 30, 1997;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 13, 1996, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting.

                                    By Order of the Board of Directors




                                    /s/ Robert W. DeCook
                                    -------------------------------------
                                    Robert W. DeCook
                                    Chairman of the Board, President and
                                      Chief Executive Officer




Oskaloosa, Iowa
September 27, 1996



    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE
       OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.
           A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
           NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                     HORIZON FINANCIAL SERVICES CORPORATION
                              301 First Avenue East
                              Oskaloosa, Iowa 52577
                                 (515) 673-8328


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 24, 1996


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Horizon Financial Services Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa, on October 24, 1996, at 3:00 p.m. local time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about September 27, 1996. Certain of the information provided herein relates to Horizon Federal Savings Bank ("Horizon Federal" or the "Bank"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of one director of the Company and a proposal to ratify the appointment of KPMG Peat Marwick LLP as the Company's auditors for the fiscal year ending June 30, 1997.

Vote Required and Proxy Information

         All shares of Company common stock ("Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominee and the adoption of the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Company's Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Sandra L. Boender, Secretary, Horizon Financial Services Corporation, 301 First Avenue East, Oskaloosa, Iowa 52577.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on September 13, 1996 (the "Voting Record Date"), will be entitled to one vote for each share then held. As of that date, the Company had 447,937 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock and (ii) all directors and officers as a group. See "Proposal I - Election of Directors" for information regarding share ownership of the Corporation's directors.


                                                                                            Shares
                                                                                         Beneficially       Percent
                                      Beneficial Owner                                       Owned          of Class
                                      ----------------                                   ------------       ---------
Horizon Financial Services Corporation Employee Stock Ownership Plan(1)                     40,481            9.04%
301 First Avenue East
Oskaloosa, Iowa  52577


Robert W. DeCook(2)                                                                         36,426            7.97%
301 First Avenue East
Oskaloosa, Iowa  52577

Gary L. Rozenboom(3)                                                                        22,625            5.03%
301 First Avenue East
Oskaloosa, Iowa  52577

Directors and executive officers of the Company and the Bank as a group                    111,073           23.70%
(7 persons)(4)

- -----------------------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 15,591 shares of which were allocated to accounts of participants. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(2) Includes 19,700 shares held directly, as well as, jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares Mr. DeCook may be deemed to have sole or shared voting and investment power. The amount above also includes 2,558 shares of Common Stock allocated to Mr. DeCook's account under the ESOP, 5,060 shares of Common Stock awarded to Mr. DeCook under the Recognition and Retention Plan (the "RRP") (of which 2,024 shares are vested as of June 30, 1996) and options to purchase 9,108 shares of Common Stock granted to him under the 1993 Stock Option and Incentive Plan (the "Stock Option Plan") which are either currently exercisable or exercisable within 60 days of the Voting Record Date. The amount above excludes options to purchase 6,072 shares of Common Stock granted to Mr. DeCook under the Stock Option Plan which are not currently exercisable nor will be exercisable within 60 days of the Voting Record Date.

(3) Includes 20,500 shares held directly, as well as, jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares Mr. Rozenboom may be deemed to have sole or shared voting and investment power. The amount above also includes 607 shares of Common Stock awarded to Mr. Rozenboom under the RRP (of which 244 shares are vested as of June 30, 1996) and options to purchase 1,518 shares of Common Stock granted to him under the Stock Option Plan which are either currently exercisable or exercisable within 60 days of the Voting Record Date. The amount above excludes options to purchase 1,012 shares of Common Stock granted to Mr. Rozenboom under the Stock Option Plan but which are not currently exercisable and will not be exercisable within 60 days of the Voting Record Date.

(4) Includes shares held directly, as well as, jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. The amount above includes 6,110 shares of Common Stock allocated to the accounts of executive officers under the ESOP, 10,686 shares of Common Stock awarded under the RRP and options to purchase 20,629 shares of Common stock which are either currently exercisable or exercisable within 60 days of the Voting Record Date. The amount above excludes options to purchase 14,875 shares of Common Stock which have been granted to directors and executive officers which are not currently exercisable and will not be exercisable within 60 days of the Voting Record Date.

I.  ELECTION OF DIRECTORS

General

         The Company's Board of Directors is currently composed of five members, each of whom is also a director of the Bank. Directors are generally elected to serve for three-year terms or until their respective successors are elected and qualified. The directors are divided into three classes, with approximately one-third of the directors elected annually.

         The table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.


                                                                                          Shares of
                                                                                         Common Stock
                                          Position(s) Held in     Director   Term to     Beneficially     Percent
           Name             Age(1)           the Company           Since(2)   Expire       Owned(3)      of Class
- --------------------------  ------          -------------         ---------  --------     ----------     --------
                                                     NOMINEES

Robert W. DeCook              54    Chairman of the  Board,          1973      1999           36,426(4)       7.97%
                                    President and Chief
                                    Executive Officer

                                          DIRECTORS CONTINUING IN OFFICE

Gary L. Rozenboom             56    Director                         1982      1998              22,625       5.03%

Dwight L. Groves              57    Director                         1995      1998                 867        .19%

Thomas L. Gillespie           46    Director and Vice President      1992      1997           21,001(4)       4.64%

Norman P. Zimmerman           63    Director                         1976      1997              11,417       2.54%

- -------------
(1)  At June 30, 1996.

(2)  Includes service as a director of the Bank.

(3) Include shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. The amount above also includes options to purchase 9,108 shares, 1,518 shares, 344 shares, 4,554 shares and 1,518 shares of Common Stock granted to Messrs. DeCook, Rozenboom, Groves, Gillespie and Zimmerman, respectively, under the Company's Stock Option Plan which are either currently exercisable or exercisable within 60 days of the Voting Record Date.

(4) Includes 2,558 shares and 1,813 shares allocated to the accounts of Messrs. DeCook and Gillespie, respectively, under the ESOP.

         The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Robert W. DeCook - Mr. DeCook is the President and Chief Executive Officer of Horizon Federal and its subsidiary SEI Service Corporation. Mr. DeCook is a member of the Bar in the State of Iowa and practiced law for three years in Oskaloosa, Iowa before joining Horizon Federal as a loan officer in 1972 and thereafter being appointed President and Chief Executive Officer in 1976. Mr. DeCook is currently serving as Chairman of the Board of Iowa Title Guarantee, the State title insurance agency. Mr. DeCook has been the Chairman and a member of the Board of Directors of the Iowa League of Savings Institutions and Chairman of Legislative Committee of the Iowa League of Savings Institutions. Mr. DeCook received his B.A. degree in Philosophy from Grinnell College in 1964 and his Juris Doctorate from the University of Iowa in 1967.

         Thomas L. Gillespie - Mr. Gillespie joined the Bank as a loan officer in 1976 and was appointed Vice President - Residential Lending and Collections in 1978. Mr. Gillespie graduated from the Savings and Loan Academy of Iowa in 1980 and in 1972 received his B.A. degree in Physical Education with a minor in Science from Simpson College.

         Dwight L. Groves - Mr. Groves is currently engaged in the business of property management primarily in the Oskaloosa, Iowa area. Prior to his involvement in property management, Mr. Groves spent twenty years in the restaurant business as an owner/operator.

         Gary L. Rozenboom - Mr. Rozenboom has owned and operated Rozenboom's Decorating Center, a retail decorating supply store in Oskaloosa, Iowa since 1972. He has worked at the business since 1951. Mr. Rozenboom also is in the business of finishing hardwood floors. Mr. Rozenboom has been active in community affairs including serving a term on the Oskaloosa City Counsel.

         Norman P. Zimmerman - Dr. Zimmerman practiced Dentistry in Oskaloosa for 32 years prior to his retirement in the summer of 1992. Dr. Zimmerman has been very active in church and community affairs in Oskaloosa. He is currently serving as the mayor of the City of Oskaloosa, Iowa.

Meetings and Committees of the Board of Directors

         Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 1996. During fiscal 1996, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has standing Audit, Compensation and Nominating Committees. The Company does not have a standing executive committee.

         The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The members of the Audit Committee are Directors Zimmerman, Rozenboom, Groves, Gillespie and DeCook. This Committee met two times during fiscal 1996.

         The Compensation Committee is currently composed of Directors Groves and Zimmerman. This Committee is responsible for administering the Company's Stock Option Plan and Recognition and Retention Plan. This Committee met two times during the fiscal 1996.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. While the Board of Directors of the Company will consider nominees recommended by stockholders, the Board has not actively solicited such nominations. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days before the date of the Meeting.

         Meetings and Committees of the Bank. The Bank's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. The Board of Directors met 12 times during fiscal 1996. During fiscal 1996, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Non-employee directors are paid a fee of $400 for each regular and special meeting attended and receive no additional compensation for service on any committees. Board members who are employees of the Bank receive no fee for their service on the Board or any committees.

         The Bank has Loan, Salary, Investment, Asset/Liability Management and Audit committees. The Bank does not have a standing Executive Committee.

         The Loan Committee meets weekly, or more frequently as needed, to review and evaluate loans and approve loans and loan commitments, subject to Board approval over certain dollar amounts. This committee is comprised of three individuals who rotate on and off the committee and who are selected from among several officers of the Bank and most of the members of the Board of Directors. One outside director of the Bank is always required to be one of the three members of the Loan Committee. The Loan Committee held 52 meetings during fiscal 1996.

         The Salary Committee establishes compensation for the officers and employees of the Bank. The current members of this committee are Directors Groves and Zimmerman and President DeCook. The Salary Committee met two times during fiscal 1996.

         The Investment Committee meets monthly, or more frequently as necessary, and is responsible for approving investment strategy, implementing investment policy and monitoring of investment performance of the Bank. The committee also considers investment recommendations and determines actions to be taken thereon. The current members of this committee are Directors DeCook and Zimmerman and Officers Sharon McCrea, Kent Frankenfeld and Sandra Boender. The Investment Committee held 12 meetings during the fiscal 1996.

         The Asset/Liability Management Committee meets monthly, or more frequently as necessary, and is responsible for managing and setting the Bank's policy, with respect to the Bank's interest rate risk and setting the interest rates paid by the Bank. The Asset/Liability Management Committee is comprised of Director Zimmerman, President DeCook and Officers McCrea, Frankenfeld and Boender. This committee held 12 meetings during the fiscal 1996.

         All of the outside directors of the Bank constitute the Bank's Audit Committee, which selects the Bank's independent accountants and meets with these accountants to discuss the scope and results of the annual audit. This committee met twice during fiscal 1996.

Director Compensation

         Cash Compensation. The Company's directors do not receive a fee for serving on the Company's Board of Directors. No fee is paid for membership on the Company's committees. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors. All of the Bank's non-employee directors are paid a fee of $400 for each regular and special meeting attended and receive no additional compensation for service on any committees. Board members who are employees of the Bank receive no fee for their service on the Board or any committees.

Executive Compensation

         The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of business other than the Bank.

         The following table sets forth information regarding compensation paid by the Bank to its Chief Executive Officer for services rendered during fiscal 1996. No executive officer made in excess of $100,000 (salary plus bonus) during fiscal 1996.


                                                  Summary Compensation Table

                                                                                          Long Term
                                                                                         Compensation
                                                    Annual Compensation                     Awards
                                             ----------------------------------    -----------------------
                                                                   Other Annual     Restricted                   All Other
                                   Fiscal    Salary     Bonus      Compensation       Stock        Options     Compensation
   Name and Principal Position      Year      ($)        ($)          ($)(1)         Award($)        (#)            ($)
   ---------------------------     ------    ------     -----      ------------     ----------     -------     ------------
Robert W. DeCook, President         1996      $72,500     $2,175      $---             ---           ---          $12,397(4)
 and Chief  Executive Officer       1995       72,000      2,868       ---          $55,660(2)    15,180(3)        11,994
                                    1994       70,350      2,760       ---             ---           ---            1,997

(1) Mr. DeCook did not receive any additional benefits or perquisites which, in the aggregate, exceeded 10% of his salary and bonus or $50,000.

(2) Represents the dollar value of the restricted stock granted to Mr. DeCook under the RRP, based on the $11.00 closing price per share of the Common Stock on October 27, 1994, the date of grant. Any dividends paid on Common Stock granted pursuant to the RRP are held in a restricted interest-bearing account until such shares are no longer subject to restriction. Based on the $14.125 closing price per share of the Common Stock on September 16, 1996 (the latest practicable date prior to mailing), the 5,060 shares granted to Mr. DeCook, had an aggregate market value of $71,473.

(3) Represents options granted to Mr. DeCook to purchase 15,180 shares of Common Stock, at an exercise price of $11.00 per share, the "Market Value (as defined in the Stock Option Plan) of the Common Stock on the date of the grant. As of June 30, 1996, 40 percent of these options were vested, with the remaining 60 percent scheduled to vest in three equal annual installments on October 27, 1996, 1997 and 1998, subject to Mr. DeCook's "Continuous Service" as defined in the Stock Option Plan.

(4) Represents the Bank's ESOP contribution of $12,220 and life insurance premiums of $177 paid by the Company on behalf of Mr. DeCook.

         The following table provides information as to the value of the options held by the Company's Chief Executive Officer on June 30, 1996, none of which have been exercised. No stock options or stock appreciation rights were granted during fiscal 1996.


           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                  OPTION VALUES

                                                                                                   Value of
                                                                   Number of                     Unexercised
                                                                  Unexercised                   In-the-Money
                                                                   Options at                    Options at
                                                                 FY-End (#)(1)                  FY-End ($)(2)
                               Shares                    -----------------------------  -----------------------------
                             Acquired on       Value
                              Exercise       Realized     Exercisable   Unexercisable   Exercisable    Unexercisable
           Name                  (#)            ($)           (#)            (#)            ($)             ($)
           ----              -----------     --------     -----------   -------------   -----------    -------------
Robert W. DeCook                ---          $---            6,072          9,108         $24,288         $36,432

(1) Represents an option to purchase Common Stock awarded to the Company's Chief Executive Officer. The unexercisable options (i.e.,the unvested options) will vest in three equal annual installments on October 27, 1996, 1997 and 1998.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the closing bid and the asked price of $15.00 per share of the Common Stock as reported on The Nasdaq SmallCap Market on June 28, 1996 (the last trading day of the fiscal year).

Employment Agreement

         The Bank entered into an employment agreement with Robert W. DeCook for a three year term. The employment agreement provides for an annual base salary as determined by the Board of Directors, but in no event less than Mr. DeCook's current salary. Salary increases are reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contract provides for an automatic extension for one additional year upon review and authorization by the Board of Directors at the end of each year. The contract provides for termination upon the employee's death, for cause or upon certain events specified by OTS regulations. The employment contract is terminable by the employee upon 90 days' notice to the Bank.

         The employment agreement provides for payment to the employee of the greater of his salary for the remainder of the term of the agreement, or 299% of the employee's base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code") to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition of control of 10% of the Corporation's common stock. The agreement guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current salary, if Mr. DeCook was terminated as of July 1, 1996, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $214,000. The contract provides, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel.

Certain Transactions

         The Bank, like many financial institutions, has followed a policy of granting to officers, directors and employees loans secured by the borrower's residence and consumer loans. All loans to the Bank's officers and directors are made in the ordinary course of business and on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. All loans from the Bank to its directors, executive officers or their affiliates are approved or ratified by a majority of the independent and disinterested members of the Bank's Board of Directors.

                II -- RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for KPMG Peat Marwick LLP to be its auditors for the 1997 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of KPMG Peat Marwick LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1997.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 301 First Avenue East, Oskaloosa, Iowa 52577, no later than May 29, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                 REVOCABLE PROXY

                     HORIZON FINANCIAL SERVICES CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 24, 1996

         THE UNDERSIGNED HEREBY APPOINTS THE BOARD OF DIRECTORS OF HORIZON FINANCIAL SERVICES CORPORATION (THE "COMPANY"), AND ITS SURVIVOR, WITH FULL POWER OF SUBSTITUTION, TO ACT AS ATTORNEYS AND PROXIES FOR THE UNDERSIGNED TO VOTE ALL SHARES OF COMMON STOCK OF THE COMPANY WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "MEETING"), TO BE HELD ON OCTOBER 24, 1996 AT THE MAIN OFFICE OF THE COMPANY LOCATED AT 301 FIRST AVENUE EAST, OSKALOOSA, IOWA, AT 3:00 P.M.

LOCAL TIME, AND AT ANY AND ALL ADJOURNMENTS THEREOF, AS FOLLOWS:

                                                              FOR    WITHHELD

  I.       THE ELECTION OF ROBERT W. DECOOK
           AS A DIRECTOR FOR A TERM TO                        ___      ___
           EXPIRE IN 1999.                                   |___|    |___|


                                                      FOR    AGAINST    ABSTAIN

  II.      THE RATIFICATION OF THE APPOINTMENT
           OF KPMG PEAT MARWICK LLP AS
           AUDITORS FOR THE COMPANY FOR THE           ___       ___       ___
           FISCAL YEAR ENDING JUNE 30, 1997.         |___|     |___|     |___|


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.


                                        THIS PROXY WILL BE VOTED AS DIRECTED,
                                        BUT IF NO INSTRUCTIONS ARE SPECIFIED,
                                        THIS PROXY WILL BE VOTED FOR THE
                                        PROPOSALS STATED. IF ANY OTHER BUSINESS
                                        IS PRESENTED AT SUCH MEETING, THIS PROXY
                                        WILL BE VOTED BY THOSE NAMED IN THIS
                                        PROXY IN THEIR BEST JUDGMENT. AT THE
                                        PRESENT TIME, THE BOARD OF DIRECTORS
                                        KNOWS OF NO OTHER BUSINESS TO BE
                                        PRESENTED AT THE MEETING.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The stockholder may revoke this proxy by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated on or about September 27, 1996 and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1996.




Dated: ________________________




- -----------------------------------         -----------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



- -----------------------------------         -----------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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          PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE
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